Exhibit 10.4

IN ACCORDANCE WITH ITEM 601(B)(10)(IV) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THE EXHIBIT BECAUSE IT IS BOTH (1) NOT MATERIAL AND (2) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. [*] INDICATES THAT INFORMATION HAS BEEN REDACTED.

股权质押协议

Equity Interest Pledge Agreement

本股权质押（下称“本协议”）由以下各方于2022年1月28日在中华人民共和国（下称“中国”）深圳市签订：

This Exclusive Interest Pledge Agreement (this “Agreement”) is executed by and among the following Parties as of January 28, 2022, in Shenzhen, the People’s Republic of China (“China” or the “PRC”):

甲方：	北京阿伽门农科技服务有限公司（下称“质权人”），一家依照中国法律设立和存在的外商独资公司，注册地址为北京市海淀区中关村东路1号院8号楼一层CG05;
Party A:	Beijing Agamemnon Technology Service Co., LTD (hereinafter the “Pledgee”), a wholly foreign-owned enterprise, organized and existing under the laws of the PRC, with its registered address at CG05, 1st Floor, Building 8, Yard 1, Zhongguancun East Road, Haidian District, Beijing ;

乙方1：	白湧（中国公民，其身份证号码：[*]）
Party B1:	BAI Yong (a Chinese citizen with Identification No.: [*])

乙方2：	白华烨（中国公民，其身份证号码：[*]）
Party B2:	BAI Huaye (a Chinese citizen with Identification No.:[*])

乙方3：	深圳市贝斯正合投资咨询企业（有限合伙），一家依照中国法律设立和存在的有限合伙企业，注册地址为深圳市前海深港合作区前湾一路1号A栋201室 (入驻深圳市前海商务秘书有限公司

Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its registered address at (Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China

乙方4：	深圳市冠之合投资咨询企业（有限合伙），一家依照中国法律设立和存在的有限合伙企业，注册地址为深圳市前海深港合作区前湾一路1号A栋201室 (入驻深圳市前海商务秘书有限公司) (与乙方1、乙方2、乙方3单称或合称“出质人”)
Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership), a limited partnership organized and existing under the laws of the PRC, with its registered address at (Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China (together with Party B1, Party B2, Party B3, collectively as the “Pledgors”, and each a “Pledgor”).

丙方：	深圳市贝斯曼精密仪器有限公司，一家依照中国法律设立和存在的有限责任公司，注册地址为深圳市光明区光明街道东周社区双明大道315号易方大厦8层。
Party C:	Shenzhen Bestman Instrument. Co., Ltd., a limited liability company organized and existing under the laws of the PRC, with its registered address at 8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen.

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在本协议中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, each of the Pledgors and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

鉴于：

Whereas:

1．出质人分别是中国公民或在中国有效注册成立的有限合伙企业，在本协议签署日，合计持有丙方100%的股权，代表丙方注册资本人民币壹仟零捌拾伍万柒仟元（RMB10,857,000）。丙方是一家在中国深圳市注册成立的有限责任公司。丙方有意在此确认出质人和质权人在本协议下的权利和义务并提供必要的协助登记该质权；

The Pledgors are either citizens of China or limited partnerships validly registered in China, who as of the date hereof collectively hold 100% of the equity interests of Party C, representing RMB 10,857,000in the registered capital of Party C. Party C is a limited liability company registered in Shenzhen, China. Party C acknowledges the respective rights and obligations of the Pledgors and the Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge;

2．质权人是一家在中国注册的外商独资企业。质权人与丙方签订了独家业务合作协议（定义如下）；质权人与出质人、丙方签订了独家购买权协议（定义如下）；出质人签署了授权质权人的授权委托书（定义如下）；

The Pledgee is a wholly foreign-owned enterprise registered in China. The Pledgee and Party C have executed an Exclusive Business Cooperation Agreement (as defined below); Party C, the Pledgee and the Pledgors have executed an Exclusive Option Agreement (as defined below); each of the Pledgors has executed a Power of Attorney (as defined below) in favor of the Pledgee;

3． 为了保证丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务，出质人以其在丙方中拥有的全部股权向质权人就丙方和出质人履行独家业务合作协议、独家购买权协议和授权委托书项下的义务做出质押担保。

To ensure that Party C and the Pledgors fully perform their obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney, each of the Pledgors hereby pledges to the Pledgee all of the equity interest that such Pledgor holds in Party C as security for Party C’s and such Pledgor’s obligations under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and the Power of Attorney.

为了履行交易文件的条款，各方商定按照以下条款签订本协议。

To perform the provisions of the Transaction Documents (as defined below), the Parties have mutually agreed to execute this Agreement upon the following terms.

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1.	定义
Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	质权：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的质押股权折价或拍卖、变卖该质押股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by the Pledgors to the Pledgee pursuant to Section 2 of this Agreement, i.e., the right of the Pledgee to be paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest.

1.2	质押股权：指出质人目前合计持有的丙方100%的股权，代表丙方注册资本人民币壹仟零捌拾伍万柒仟万元（RMB 10,857,000），以及其将来合法获得的在丙方的全部股权权益。

Equity Interest: shall refer to 100% equity interests in Party C currently held by the Pledgors collectively, representing RMB 10,857,000 in the registered capital of Party C, and all of the equity interest hereafter legally acquired by the Pledgors in Party C.

1.3	质押期限：指本协议第3条规定的期间。

Term of the Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4	交易文件：指丙方与质权人于2022年1月28日签订的独家业务合作协议（“独家业务合作协议”）；出质人、 丙方与质权人于2022年1月28日签订的独家购买权协议（“独家购买权协议”） 和出质人于2022年1月28日签署的授权委托书（“授权委托书”），以及对前述文件的任何修改、修订和/或重述。

Transaction Documents: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and the Pledgee on January 28, 2022 (the “Exclusive Business Cooperation Agreement”), the Exclusive Option Agreement executed by and among Party C, the Pledgee and the Pledgors on January 28, 2022, (the “Exclusive Option Agreement”), Power of Attorney executed on January 28, 2022, by the Pledgor (the “Power of Attorney”) and any modification, amendment and restatement to the aforementioned documents.

1.5	合同义务：指出质人在独家购买权协议、授权委托书和本协议项下所负的所有义务；丙方在独家业务合作协议、独家购买权协议、和本协议项下所负的所有义务。

Contract Obligations: shall refer to all the obligations of the Pledgors under the Exclusive Option Agreement, the Power of Attorney and this Agreement; all the obligations of Party C under the Exclusive Business Cooperation Agreement, the Exclusive Option Agreement and this Agreement.

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1.6	担保债务：指质权人因出质人和/或丙方在交易文件下的任何违约事件而遭受的全部直接、间接、衍生损失和可预计利益的丧失。 该等损失的金额的依据包括但不限于质权人合理的商业计划和盈利预测、 丙方在独家业务合作协议项下应支付的服务费用、在交易文件下的违约赔偿及相关费用，及质权人为强制出质人和/或丙方执行其合同义务而发生的所有费用。

Secured Indebtedness: shall refer to all the direct, indirect and derivative losses and losses of anticipated profits, suffered by the Pledgee, incurred as a result of any Event of Default on the part of the Pledgors and/or Party C under the Transaction Documents. The amount of such losses shall be calculated based on such factors as the reasonable business plan and profit forecast of the Pledgee, the consulting and service fees payable to the Pledgee under the Exclusive Business Cooperation Agreement, damages and relevant fees under the Transaction Documents, all expenses occurred by the Pledgee in connection with enforcement of any Pledgor’s and/or Party C’s Contract Obligations and etc.

1.7	违约事件：指本协议第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.8	违约通知：指质权人根据本协议发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权
Pledge

2.1	出质人兹同意将质押股权按照本协议的约定出质给质权人作为履行合同义务和偿还担保债务的担保。丙方兹同意出质人按照本协议的约定将质押股权出质给质权人。

The Pledgors agree to pledge all the Equity Interest as security for performance of the Contract Obligations and payment of the Secured Indebtedness under this Agreement. Party C hereby assents that the Pledgors pledge the Equity Interest to the Pledgee pursuant to this Agreement.

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2.2	在质押期间，除非适用法律法规禁止，质权人有权收取质押股权所产生的红利或股利。未经质权人事先书面同意， 出质人不得获得质押股权上分得的股利或分红。 出质人因质押股权而分得的股利或分红在扣除出质人缴纳的个人所得税后应根据质权人的要求（1） 存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务； 或者（2）在中国法律不禁止的范围内，以中国法律允许的方式将此等红利、股利无条件地赠送给质权人或质权人指定的人。

During the term of the Pledge, unless prohibited by the applicable laws and regulations, the Pledgee is entitled to receive dividends distributed on the Equity Interest. Without the prior written consent of the Pledgee, no Pledgor shall receive dividends distributed on the Equity Interest. Dividends received by any Pledgor(s) on Equity Interest after the deduction of individual income tax paid by such Pledgor(s) shall be, as required by the Pledgee, (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to making any other payment; or (2) to the extent not prohibited by the applicable PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

2.3	在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于质押股权， 各方应为此签订进一步的质押协议，并为增加的出资额办理质押登记。

The Pledgor may subscribe for a capital increase in Party C only with prior written consent of the Pledgee. Any additional equity interest obtained by any Pledgor as a result of such Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest, and the Parties shall enter into further equity pledge agreement for this purpose and complete registration of the pledge of such additional equity interest.

2.4	如丙方根据中国法律的强制性规定需予以解散或清算，在丙方依法完成解散或清算程序后， 出质人从丙方依法分配的任何利益，应根据质权人的要求（1） 存入质权人的指定帐户内，受质权人监管，并用于担保合同义务和首先清偿担保债务；或者（2） 在中国法律不禁止的范围内，以中国法律允许的方式无条件地赠予质权人或质权人指定的人。

In the event that Party C is required by PRC law to be liquidated or dissolved, any interest distributed to the Pledgors upon Party C’s dissolution or liquidation shall, upon the request of the Pledgee, be (1) deposited into an account designated and supervised by the Pledgee and used to secure the Contract Obligations and pay the Secured Indebtedness prior and in preference to make any other payment; or (2) to the extent not prohibited by PRC laws, unconditionally donated to the Pledgee or any other person designated by the Pledgee in the manner permitted by the applicable PRC laws.

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3.	质押期限
Term of the Pledge

3.1	本质权自本协议项下的质押股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到所有合同义务履行完毕和所有的担保债务清偿完毕为止。出质人和丙方应（一）自本协议签署之日起3个工作日内，将本协议的质权登记在丙方股东名册上，并（二）自本协议签署之日起三十（30）日内向相应的工商行政管理机关申请登记本协议项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本协议或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本协议项下质权信息的股权质押合同（以下简称“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本协议约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”). The Pledge shall remain effective until all Contract Obligations have been fully performed and all Secured Indebtedness has been fully paid. The Pledgors and Party C shall (1) register the Pledge in the shareholders’ register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within thirty (30) days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the Parties shall be bound by the provisions of this Agreement. The Pledgors and Party C shall submit all necessary documents and complete all necessary procedures, as required by the relevant PRC laws and regulations and the competent AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2	质押期限内，如出质人和/或丙方未履行合同义务或支付担保债务，质权人有权但无义务按本协议的规定行使质权。

During the Term of the Pledge, in the event any Pledgor and/or Party C fails to perform the Contract Obligations or pay Secured Indebtedness, the Pledgee shall have the right, but not the obligation, to exercise the Pledge in accordance with the provisions of this Agreement.

4.	质权凭证的保管
Custody of Records for Equity Interest subject to the Pledge

4.1	在本协议规定的质押期限内，出质人应在本协议签订之日起一周内将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。 质权人将在本协议规定的全部质押期间一直保管这些文件。

During the Term of the Pledge set forth in this Agreement, the Pledgors shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register containing the Pledge within one week from the execution of this Agreement. The Pledgee shall have custody of such documents during the entire Term of the Pledge set forth in this Agreement.

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5.	出质人和丙方的陈述和保证
Representations and Warranties of the Pledgor and Party C

出质人和丙方特此在本协议签署之日向甲方共同及分别陈述和保证如下：

As of the execution date of this Agreement, each of the Pledgors and Party C hereby jointly and severally represent and warrant to the Pledgee that:

5.1	出质人是质押股权唯一的合法所有人。质权人有权以本协议规定的方式处分并转让质押股权。

The Pledgor is the sole legal and beneficial owner of the Equity Interest. The Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.2	出质人和丙方均具有全部的权力、能力和授权以签订和交付本协议，并履行其在本协议下的义务。本协议一旦签署即构成出质人和丙方合法、 有效及具有约束力的义务，并可按照其条款对其强制执行。

Each of the Pledgor and Party C has the power, capacity and authority to execute and deliver this Agreement, and to perform it/his obligations under this Agreement. This Agreement constitutes the Pledgor’s and Party C’s legal, valid and binding obligations and shall be enforceable against them in accordance with the provisions thereof.

5.3	除本质权之外，出质人未在质押股权上设置任何其他担保权益或其他权利负担。

Except for the Pledge, the Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.4	出质人和丙方已经为签署，交付和履行本协议取得政府部门和第三方的同意及批准（若需）。

The Pledgor and Party C have obtained any and all approvals and consents from the applicable government authorities and third parties (if required) for the execution, delivery and performance of this Agreement.

5.5	本协议的签署、交付和履行均不会：(i)导致违反任何有关的中国法律；(ii)与丙方章程或其他组织文件相抵触；(iii)导致违反其是一方或对其有约束力的任何合同或文件， 或构成其是一方或对其有约束力的任何合同或文件项下的违约；(iv)导致违反向任何一方颁发的任何许可或批准的授予和(或)继续有效的任何条件； 或(v)导致向任何一方颁发的任何许可或批准中止或被撤销或附加条件。

The execution, delivery and performance of this Agreement will not: (i) violate any relevant PRC laws; (ii) conflict with Party C’s articles of association or other constitutional documents; (iii) result in any breach of or constitute any default under any contract or document to which it is a party or by which it is otherwise bound; (iv) result in any violation of any condition for the grant and/or maintenance of any permit or approval granted to any Party; or (v) cause any permit or approval granted to any Party to be suspended, cancelled or attached with additional conditions.

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6.	出质人和丙方的承诺
Covenants of the Pledgor and Party C

6.1	在本协议存续期间，出质人和丙方共同和分别向质权人承诺：

During the term of this Agreement, each of the Pledgors and Party C hereby jointly and severally covenant to the Pledgee:

6.1.1	除履行交易文件外，未经质权人事先书面同意，出质人不得转让质押股权或其任何部分， 不得在质押股权上设立或允许存在任何担保或其他债务负担；丙方不得同意或协助前述行为；

The Pledgor shall not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest or any portion thereof, without the prior written consent of the Pledgee, except for the performance of the Transaction Documents; Party C shall not assent to or assist in the aforesaid behaviors;

6.1.2	出质人和丙方应遵守和执行有关质押的所有适用法律法规的规定，如果收到有关主管机关就质权发出或制定的任何通知、指令或建议时，于五（5） 日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

The Pledgor and Party C shall comply with and carry out all requirements under applicable laws and regulations relating to pledge, and within five (5) days of receipt of any notice, order or recommendation issued or made by the competent authorities regarding the Pledge (if any), shall present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3	出质人和丙方应将任何可能影响质押股权（或其任何部分）的事件或收到的通知，以及可能对出质人在本协议中的任何保证、 义务或对出质人履行其在本协议下义务可能产生影响的任何事件或收到的通知及时通知质权人；

Each of the Pledgors and Party C shall promptly notify the Pledgee of any event or notice received by it that may have an impact on the Equity Interest (or any portion thereof,) as well as any event or notice received by it that may have an impact on any guarantees and obligations of the Pledgor under this Agreement or the performance of obligations of the Pledgor under this Agreement;

6.1.4	丙方应在其经营期限届满前三（3）个月内办理完成延长经营期限的登记手续，以使本协议的效力得以持续。

Party C shall complete the registration procedures for the extension of the operation term within three (3) months prior to the expiration of such term to maintain the validity of this Agreement.

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6.2	出质人同意，质权人按本协议条款取得的对质权享有的权利，不应受到出质人或出质人的继任者、继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

The Pledgors agree that the rights acquired by the Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by the Pledgors or any, successors, heirs or representatives of the Pledgor or any other persons through any legal proceedings

6.3	出质人向质权人保证，为保护或完善本协议对合同义务和担保债务的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、 契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、 授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关质押股权所有权的文件， 并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for the Contract Obligations and Secured Indebtedness, each of the Pledgors hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee. The Pledgors also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with the Pledgee or designee(s) of the Pledgee (natural persons/legal persons). The Pledgors undertakes to provide the Pledgee within a reasonable time with all notices, the orders and decisions regarding the Pledge that are required by the Pledgee.

6.4	出质人向质权人保证，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件， 出质人应赔偿质权人由此遭受的一切损失。

The Pledgors hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgors shall indemnify the Pledgee for all losses resulting therefrom.

7.	违约事件
Event of Breach

7.1	下列事项均被视为违约事件：

The following circumstances shall be deemed an Event of Default:

7.1.1	出质人对其在交易文件及/或本协议项下的任何义务的违反；

Any Pledgor’s any breach to any obligations under the Transaction Documents and/or this Agreement.

7.1.2	丙方对其在交易文件及/或本协议项下的任何义务的违反。

Party C’s any breach to any obligations under the Transaction Documents and/or this Agreement.

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7.2	如知道或发现本第7.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人和丙方应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, such Pledgor(s) and Party C shall immediately notify the Pledgee in writing accordingly.

7.3	除非第7.1条下的违约事件在质权人向出质人和/或丙方发出要求其纠正此违约行为通知后的二十（20）天之内已经按质权人要求得到补救， 质权人在其后的任何时间，可向出质人发出书面违约通知，要求依据第8条行使质权。

Unless an Event of Default set forth in Section 7.1 has been successfully resolved to the Pledgee’s satisfaction within twenty (20) days after the Pledgee and/or Party C delivers a notice to such Pledgor(s) requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to such Pledgor(s) in writing at any time thereafter, demanding the Pledgor to immediately exercise the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.	质权的行使
Exercise of the Pledge

8.1	在质权人行使其质押权利时，质权人应向出质人发出书面违约通知。

The Pledgee shall issue a written Notice of Default to the Pledgors when it exercises the Pledge.

8.2	受限于第7.3条的规定，质权人可在按第8.1条发出违约通知之后的任何时间里对质权行使处分的权利。

Subject to the provisions of Section 7.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.1.

8.3	质权人有权在根据第8.1条发出违约通知后，行使其根据中国法律、交易文件及本协议条款而享有的全部违约救济权利， 包括但不限于以质押股权折价或以拍卖、变卖质押股权所得的价款以优先受偿。质权人对其合理行使该等权利和权力造成的任何损失不负责任。

After the Pledgee issues a Notice of Default to the Pledgor(s) in accordance with Section 8.1, the Pledgee may exercise any remedy measure under the applicable PRC laws, the Transaction Documents and this Agreement, including but not limited to being paid in priority with the Equity Interest based on the monetary valuation that such Equity Interest is converted into or from the proceeds from the auction or sale of the Equity Interest. The Pledgee shall not be liable for any loss incurred by its duly exercise of such rights and powers.

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8.4	质权人行使质权获得的款项，应优先支付因处分质押股权而应缴的税款和费用以及向质权人履行合同义务及偿还担保债务。扣除上述款项后如有余款， 质权人应将余款交还出质人或根据有关法律 、法规对该款项享有权利的其他人或者向出质人所在地公证机关提存，由此所生之任何费用全部由出质人承担；在中国法律不禁止的范围内， 出质人应以中国法律允许的方式将上述款项无条件地赠质权人或质权人指定的人。

The proceeds from the exercise of the Pledge by the Pledgee shall be used to pay for the taxes and expenses incurred as a result of disposing the Equity Interest and to perform the Contract Obligations and pay the Secured Indebtedness to the Pledgee prior and in preference to any other payment. After the payment of the aforementioned amounts, the remaining balance shall be returned to the Pledgor(s) or any other person who have rights to such balance under applicable laws or be deposited to the local notary public office where such Pledgor(s) reside(s), with all expenses incurred being borne by the Pledgor(s). To the extent not prohibited by the applicable PRC laws, the Pledgor(s) shall unconditionally donate the aforementioned proceeds to the Pledgee or any other person designated by the Pledgee in the manner permitted by the PRC laws.

8.5	质权人有权选择同时或先后行使其享有的任何违约救济。质权人在行使本协议项下的以质押股权折价或拍卖、变卖质押股权所得款项优先受偿的权利前，无须先行使其他违约救济。

The Pledgee may exercise any remedy measure available to it simultaneously or in any order. The Pledgee may exercise the priority right in compensation based on the monetary valuation that such Equity Interest is converted into or with the proceeds from the auction or sale of the Equity Interest under this Agreement, without being required to exercise any other remedy measure first.

8.6	质权人有权以书面方式指定其律师或其他代理人行使其质权，出质人或丙方对此均不得提出异议。

The Pledgee is entitled to designate an attorney or other representatives to exercise the Pledge on its behalf, and the Pledgors or Party C shall not raise any objection to such exercise.

8.7	质权人依照本协议处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When the Pledgee disposes of the Pledge in accordance with this Agreement, the Pledgors and Party C shall provide the necessary assistance to enable the Pledgee to enforce the Pledge in accordance with this Agreement.

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9.	违约责任
Breach of Agreement

9.1	若出质人或丙方实质性违反本协议项下的任何一项约定，或不履行、不完全履行或迟延履行本协议项下的任何一项义务，即构成出质人或丙方（视情况而定）在本协议下的违约。质权人有权要求出质人或丙方补正或采取补救措施。如在质权人向出质人或丙方发出书面通知并提出补正要求后的十（10）天内（或质权人要求的其他合理期限内）出质人或丙方（视情况而定）仍未补正或采取补救措施，则质权人有权自行决定 (1) 终止本协议，并要求出质人或丙方（视情况而定）给予全部的损害赔偿；或者 (2) 要求强制履行出质人或丙方（视情况而定）在本协议项下的义务，并要求出质人或丙方（视情况而定）给予全部的损害赔偿。本条不妨碍质权人在本协议下任何其他权利。

If any of the Pledgors or Party C materially breaches any provision under this Agreement, or fails to perform, performs incompletely or delays to perform any obligation under this Agreement, it shall constitute a breach under this Agreement on the part of such Pledgor(s) or Party C (as the case may be). The Pledgee is entitled to require such Pledgor(s) or Party C to rectify or take remedial measures. If within ten (10) days after the Pledgee delivers a written notice to such Pledgor(s) or Party C and requires for rectification (or within any other reasonable period required by the Pledgee), such Pledgor(s) or Party C (as the case may be) fails to rectify or take remedial measures, the Pledgee is entitled to, at its sole discretion, (1) terminate this Agreement and require such Pledgor(s) or Party C (as the case may be) to compensate all the losses; or (2) require specific performance of the obligations of such Pledgor(s) or Party C (as the case may be) under this Agreement and require such Pledgor(s) or Party C (as the case may be) to compensate all the losses. This Section shall not prejudice any other rights of the Pledgee under this Agreement.

9.2	除非法律另有规定，出质人或丙方在任何情况均不得单方面终止或解除本协议。

The Pledgors or Party C shall not have any right to terminate this Agreement unilaterally in any event unless otherwise required by the applicable laws.

10.	转让
Assignment

10.1	除非经质权人事先同意，出质人和丙方均不得转让或分派其在本协议项下的权利义务。

Without the Pledgee’s prior written consent, neither the Pledgors nor Party C shall assign or delegate its/his rights and obligations under this Agreement.

10.2	本协议对出质人及其继任者、继承人（包括继承质押股权的）和经允许的受让方均具有约束力，并对其有效。

This Agreement shall be binding on the Pledgors and his/her successors, heirs (including who inherited the Equity Interest) and permitted assigns, and shall be valid with respect to the Pledgee and each of his/her successors, heirs and permitted assigns.

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10.3	质权人可以在任何时候将其在交易文件和本协议中的所有或任何权利和义务转让给其指定的人，在这种情况下，受让人应享有和承担交易文件和本协议项下质权人享有和承担的权利和义务 ，如同其作为原协议方应享有和承担的一样。

At any time, the Pledgee may assign any and all of its rights and obligations under the Transaction Documents and this Agreement to its designee(s), in which case the assignees shall have the rights and obligations of the Pledgee under the Transaction Documents and this Agreement, as if it were the original party to the Transaction Documents and this Agreement.

10.4	因转让所导致的质权人变更后，应质权人要求，出质人和/或丙方应与新的质权人签订一份内容与本协议一致的新质押协议，并在相应的工商行政管理机关进行登记。

In the event of change of the Pledgee due to assignment, the Pledgors and/or Party C shall, at the request of the Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the competent AIC.

10.5	出质人和丙方应严格遵守本协议和各方单独或共同签署的其他有关协议的规定，包括交易文件，履行交易文件项下的义务， 并不进行任何足以影响协议的有效性和可强制执行性的作为/不作为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

The Pledgors and Party C shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Transaction Documents, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of the Pledgors with respect to the Equity Interest pledged hereunder shall not be exercised by the Pledgors except in accordance with the written instructions of the Pledgee.

11.	终止
Termination

11.1	在出质人和丙方充分、完全地履行了所有的合同义务和清偿了所有的担保债务后，质权人应根据出质人的要求，在尽早合理可行的时间内，解除本协议下的质押股权的质押， 并配合出质人办理注销在丙方的股东名册内所作的股权质押的登记以及办理在相关工商行政管理部门的质押注销登记。

Upon the fulfillment of all Contract Obligations and the full payment of all Secured Indebtedness by the Pledgors and Party C, the Pledgee shall release the Pledge under this Agreement upon the Pledgors’ request as soon as reasonably practicable and shall assist the Pledgor in de-registering the Pledge from the shareholders’ register of Party C and with the competent PRC local administration for industry and commerce.

11.2	本协议第9、13、14条和本第11.2条的规定在本协议终止后继续有效。

The provisions under Sections 9, 13, 14 and 11.2 herein of this Agreement shall survive the expiration or termination of this Agreement.

12.	手续费及其他费用
Handling Fees and Other Expenses

一切与本协议有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

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13.	保密责任

Confidentiality

各方承认及确定有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

14.	适用法律和争议的解决

Governing Law and Resolution of Disputes

14.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

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14.2	因解释和履行本协议而发生的任何争议，本协议各方应首先通过友好协商的方式加以解决。如果无法通过协商解决，则任何一方均可将有关争议提交给华南国际经济贸易仲裁委员会， 由该会按照其届时有效的仲裁规则仲裁解决。仲裁的开庭地点为深圳。仲裁裁决是终局性的，对各方均有约束力。

In the event of any dispute with respect to the interpretation and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the South China International Economic and Trade Arbitration Commission for arbitration, in accordance with the arbitration rules of such arbitration commission effective at that time. The place of the hearing of the arbitration shall be Shenzhen. The arbitration award shall be final and binding on both Parties.

14.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the interpretation and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

15.	通知
Notices

15.1	本协议项下要求的或与本协议有关的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付、商业快递服务、传真或电子邮件的方式发到该方以下所列地址。 该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required to be given pursuant to this Agreement or otherwise given in connection with this Agreement shall be delivered personally, or sent by registered mail, prepaid postage, a commercial courier service, facsimile transmission or email to the address of such Party set forth below. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

15.1.1	通知如果是以专人递送发出的，则以在下列地址被接收，或留置于下列地址之日，为有效送达日；
Notices given by personal delivery shall be deemed effectively given on the date of receipt at the address set forth below, or the date on which such notices are placed at the address set forth below

15.1.2	通知如果是以快递服务、挂号邮寄、或邮资预付发出的，则以在下列地址被接收、拒收或因任何原因被退件之日，为有效送达日；
Notices given by courier service, registered mail or prepaid postage shall be deemed effectively given on the date of receipt, refusal or return for any reason at the address set forth below;

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15.3	通知如果是以传真发出的，则以向下列传真号码成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。通知如果是以传电子邮件发出的， 则在发件一方收到系统信息显示发件成功或在24小时内未收到表明电子邮件未被送达或被退回的系统信息的情况下，以电子邮件成功传送之日为有效送达日。
Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission to the Fax no. set forth below (as evidenced by an automatically generated confirmation of transmission). Notices given by email shall be deemed effectively given on the date of successful transmission, provided that the sending Party has received a system message indicating successful transmission or has not received a system message within 24 hours indicating failure of delivery or return of email.

15.2	为通知的目的，各方地址如下：
For the purpose of notices, the addresses of the Parties are as follows:

质权人：	北京阿伽门农科技服务有限公司
Pledgee:	Beijing Agamemnon Technology Service Co., LTD
地址：	北京市海淀区中关村东路1号院8号楼一层CG05
Address:	CG05, 1st Floor, Building 8, Yard 1, Zhongguancun East Road, Haidian District, Beijing
电子邮件：
Email:

乙方1：	白湧
Party B1:	BAI Yong
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
电子邮件：
Email:

乙方2：	白华烨
Party B2:	BAI Huaye
地址：	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
电子邮件：
Email:

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乙方3	深圳市贝斯正合投资咨询企业（有限合伙）
Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)
Address:	(Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

乙方4	深圳市冠之合投资咨询企业（有限合伙）
Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership)
地址：	深圳市前海深港合作区前湾一路1号A栋201室(入驻深圳市前海商务秘书有限公司)
Address:	(Commerce Secretariat Co., Ltd) Qianhai Complex A201, Qianwan Road 1, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen, P.R.China
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

丙方：	深圳市贝斯曼精密仪器有限公司
Party C:	Shenzhen Bestman Instrument. Co., Ltd.
地址	深圳市光明区光明街道东周社区双明大道315号易方大厦8层
Address:	8F, Efang Building, No.315 Shuangming Avenue, Dongzhou Community, Guangming Street, Guangming District, Shenzhen
收件人：	白湧
Attn:	BAI Yong
电子邮件：
Email:

15.3	任何一方可按本条规定的方式随时给其他各方发出通知来改变其接收通知的地址。
Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms of this Section.

秘密文件 Strictly Confidential

16.	分割性
Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Contract are held to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

17.	附件
Attachments

本协议所列附件，为本协议不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

18.	生效和修改
Effectiveness and Amendments

18.1	本协议自各方正式签署之日起生效，直至合同义务全部履行完毕和担保债务全部清偿完毕时终止。

This Agreement shall become effective upon execution by the Parties, until the Contract Obligations have been fully performed and the Secured Indebtedness have been fully paid.

18.2	对本协议作出的任何修订、修改与补充，必须经每一方以书面方式作出。经过各方签署的有关本协议的修改协议和补充协议是本协议的组成部分，具有与本协议同等的法律效力。

Any amendment, change and supplement to this Agreement shall be made in writing by all of the Parties. Any amendment agreement and supplementary agreement duly executed by the Parties hereto with regard to this Agreement shall constitute an integral part of this Agreement, and shall have equal legal validity as this Agreement.

19.	语言和副本
Language and Counterparts

本协议以中文和英文书就，一式七份，质权人、出质人和丙方各持一份，剩余一份用于登记。如果中文版本和英文版本之间有任何不一致，以中文版本为准。

This Agreement is written in Chinese and English in seven copies. Each of the Pledgors, the Pledgee and Party C shall hold one copy respectively and the other copy shall be used for registration. In case of any conflicts between the Chinese version and the English Version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

秘密文件 Strictly Confidential

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

质权人：	北京阿伽门农科技服务有限公司
Pledgee:	Beijing Agamemnon Technology Service Co., LTD

签字：
By:	/s/ Qing Wang
姓名：	王庆
Name:	WANG Qing
职位：	法定代表人
Title:	Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

出质人：
Pledgor:

乙方1：	白湧
Party B1:	BAI Yong
签字：
By:	/s/ BAI Yong

乙方2：	白华烨
Party B2:	BAI Huaye
签字：
By:	/s/ BAI Huaye

乙方3：	深圳市贝斯正合投资咨询企业（有限合伙）
Party B3:	Shenzhen Beisi Zhenghe Investment Consulting Enterprise (Limited Partnership)

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

乙方4：	深圳市冠之合投资咨询企业（有限合伙）
Party B4:	Shenzhen Guanzhihe Investment Consulting Enterprise (Limited Partnership)

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	执行事务合伙人
Title:	Executive Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本股权质押协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

丙方：	深圳市贝斯曼精密仪器有限公司
Party C:	Shenzhen Bestman Instrument. Co., Ltd.

签字：
By:	/s/ BAI Yong
姓名：	白湧
Name:	BAI Yong
职位：	法定代表人
Title:	Legal Representative

附件：

Attachments:

1.	丙方股东名册；
Shareholders’ Register of Party C;

2.	丙方的出资证明书；
The Capital Contribution Certificate for Party C;

3.	独家业务合作协议；
Exclusive Business Cooperation Agreement;

4.	独家购买权协议；
Exclusive Option Agreement;

5.	授权委托书。
Power of Attorney.